UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2026

RAIN ENHANCEMENT TECHNOLOGIES HOLDCO, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	001-42460	99-3527155
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4851 Tamiami Trail N, Suite 200

Naples, FL 34103

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 339-222-6714

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	RAIN	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	RAINW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD

On October 28, 2026, the Rain Enhancement Technologies Holdco, Inc. (“RAIN” or the “Company”) issued a press release announcing that a Hearings Panel (the “Panel”) of the Nasdaq Stock Market LLC (“Nasdaq”) has granted the Company’s request for continued listing on Nasdaq subject to the Company’s satisfaction of certain conditions, including milestones related to RAIN’s previously announced proposed business combination with Tensor Networks and related financing, and, ultimately, the combined company’s compliance with all applicable criteria for initial listing on Nasdaq by no later than February 16, 2027. A copy of the press release is furnished as Exhibit 99.1 to this Current Report, and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated October 28, 2026.
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K and the exhibit hereto include certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward looking. These forward-looking statements include, but are not limited to, (1) statements regarding the Company’s ability to satisfy the conditions of the Panel’s decision and to regain and maintain compliance with Nasdaq listing requirements; (2) statements regarding the proposed business combination with Tensor Networks, the related financing, and the timing and likelihood of their completion; (3) the occurrence of any event, change or other circumstances that could give rise to the termination of the negotiations, inability to enter into any subsequent definitive agreements with respect to the proposed business combination, or to consummate the proposed business combination; (4) the outcome of any legal proceedings that may be instituted against the parties following the announcement of the proposed business combination and any definitive agreements with respect thereto; (5) the inability to complete the proposed business combination with Tensor Networks, including due to failure to obtain approval of the shareholders of RAIN and Tensor Networks or other conditions to closing; (6) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (7) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (8) costs related to the proposed business combination; (9) changes in applicable laws or regulations; (10) volatility in RAIN’s stock price following the announcement of the proposed business combination; (11) references with respect to the anticipated benefits of the Company’s WETA platform and technology; (12) references to the market opportunity for rain enhancement technologies and products; (13) the projected technological developments of RET; (14) current and future potential commercial and customer relationships; and (15) other risks and uncertainties included in RAIN’s Annual Report and in the documents filed or to be filed with the SEC by RAIN and Tensor Networks. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K and the exhibit hereto, and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including the inability to raise additional capital to fund the proposed business combination with Tensor Networks, as well as those set forth in the section entitled “Risk Factors” in the Company’s annual report on Form 10-K for the year ended December 31, 2025, filed with the SEC on April 15, 2026, as amended from time to time. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. The risks and uncertainties above are not exhaustive, and there may be additional risks that the Company does not presently know or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Additional Information and Where to Find It

In connection with the proposed business combination with Tensor Networks, RAIN intends to file an information statement with the U.S. Securities and Exchange Commission (“SEC”) and other documents regarding the proposed transaction with the SEC. YOU ARE URGED TO READ THE INFORMATION STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND THE PARTIES TO THE TRANSACTION. You may obtain a free copy of these materials (when they are available) and other documents filed by RAIN with the SEC at the SEC’s website at www.sec.gov, at the investor relations section of RAIN’s website located at https://investor.rainenhancement.com/.

No Offer or Solicitation

This Current Report on Form 8-K and the exhibit hereto shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination between RAIN and Tensor Networks. This Current Report on Form 8-K and the exhibit hereto shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in the Solicitation

This Current Report on Form 8-K and the exhibit hereto do not constitute a solicitation of a proxy. RAIN, Tensor Networks, and their respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from stockholders of RAIN in favor of the proposed business combination. Information about RAIN’s directors and executive officers is set forth in RAIN’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on April 15, 2026, including under the headings “Directors, Executive Officers and Corporate Governance”, “Executive Compensation”, “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Certain Relationships and Related Transactions, and Director Independence”, and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/2028293/000121390026044121/ea0282265-10k_rainenhan.htm, and RAIN’s Current Report on Form 8-K filed with the SEC on June 9, 2026, including under the heading “Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers” and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/2028293/000121390026066794/ea0294070-8k_rain.htm. To the extent holdings of RAIN’s securities by its directors or executive officers have changed since the amounts set forth in RAIN’s Annual Report, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC, which are available at https://www.sec.gov/cgi-bin/own-disp?action=getissuer&CIK=0002028293. Additional information concerning the interests of the participants in the solicitation, which may, in some cases, be different than those of RAIN’s stockholders generally, will be set forth in the information statement relating to the proposed business combination when it becomes available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 28, 2026	RAIN ENHANCEMENT TECHNOLOGIES HOLDCO, INC.

	By:	/s/ Randall Seidl
	Name:	Randall Seidl
	Title:	Chief Executive Officer

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